UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERLEUKIN GENETICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

PROXY STATEMENT
APRIL 29, 2011

Dear Stockholder,

We cordially invite you to attend our 2011 annual meeting of stockholders to be held at 10:00 a.m. on Thursday, June 16, 2011 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Interleukin Genetics, Inc. that you should consider when you vote your shares.

At the annual meeting, one person will be elected to our Board of Directors.  In addition, we will ask stockholders to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011 and to approve a proposed amendment to our 2004 Employee, Director and Consultant Stock Plan.  The Board of Directors recommends the approval of each proposal.  Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet.  This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 29, 2011, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2011 Annual Meeting of Shareholders and our annual report to shareholders.  The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting.  Whether you plan to attend the annual meeting or not, it is important that you cast your vote.  When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Interleukin Genetics, Inc.  We look forward to seeing you at the annual meeting.

Sincerely,
/s/ James M. Weaver JAMES M. WEAVER CHAIRMAN OF THE BOARD

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m.
DATE:	June 16, 2011
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center, Boston, Massachusetts 02111

PURPOSES:

1.	To elect Lewis H. Bender as a Class II director for a three-year term expiring at our 2014 annual meeting.

2.	To ratify the appointment of Grant Thornton LLP as our independent public accounting firm for the fiscal year ending December 31, 2011.

3.	To approve a proposed amendment to our 2004 Employee, Director and Consultant Stock Plan to increase the number of shares of common stock available for issuance thereunder by 2,000,000 shares.

4.	To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Interleukin Genetics, Inc. stock at the close of business on April 20, 2011. A list of stockholders of record will be available at the meeting and during the 10 days prior to the meeting, at the office of the Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

All stockholders are cordially invited to attend the annual meeting.  Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Kenneth S. Kornman KENNETH S. KORNMAN SECRETARY

i

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452
(781) 398-0700

PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC.
2011 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement, along with the accompanying notice of 2011 annual meeting of stockholders, contains information about the 2011 annual meeting of stockholders of Interleukin Genetics, Inc., including any adjournments or postponements of the annual meeting.  We are holding the annual meeting at 10:00 a.m. on Thursday, June 16, 2011 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111.  In this proxy statement, we refer to Interleukin Genetics, Inc. as “Interleukin,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about April 29, 2011, we began sending the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING

This proxy statement and our 2011 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com.  To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card.  On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2010 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financial Reports” section of the “Investors” section of our website at www.ilgenetics.com.  You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Treasurer, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.  Exhibits will be provided upon written request and payment of an appropriate processing fee.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why is the Company Soliciting My Proxy?

The Board of Directors of Interleukin is soliciting your proxy to vote at the 2011 annual meeting of stockholders and any adjournments of the meeting, which we refer to as the annual meeting.  The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our 2010 annual report because you owned shares of our stock on the record date.  On or about April 29, 2011, we commenced distribution of the Notice, and, if applicable, the proxy materials to stockholders.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources.  If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice.  Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet.  If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock or Series A Preferred Stock at the close of business on April 20, 2011 are entitled to vote at the annual meeting. On this record date, there were 36,658,933shares of our common stock and 5,000,000 shares of our Series A Preferred Stock outstanding.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote. On the record date, there were a total of 36,658,933 shares of common stock outstanding. Each share of our Series A Preferred Stock is convertible into approximately 5.63 shares of our common stock and is entitled to one vote for each share of common stock into which it is convertible. On the record date there were 5,000,000 shares of Series A Preferred Stock outstanding, entitling the holder of those shares to an aggregate of 28,160,200 votes.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Limited, or you have stock certificates, you may vote:

•	By Internet or by telephone. Follow the instructions on the proxy card to vote by Internet or telephone.

•
By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
In person at the meeting.  Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of Lewis H. Bender as a Class II director;

•	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent public accounting form for our fiscal year ending December 31, 2011; and

•	“FOR” the amendment to our 2004 Employee, Director and Consultant Stock Plan.

If any other matter is presented at the annual meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters being presented at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before it is exercised. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a later date and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);

•	by notifying our Secretary in writing before the annual meeting that you have revoked your proxy; or

•	by attending the meeting in person and voting in person.

Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares as described above under “How Do I Vote?,” the bank, broker or other holder of record has the authority to vote your unvoted shares only on Proposal 2 (ratification of our independent public accounting firm) even if it does not receive instructions from you, but does not have such discretionary authority on any other proposal. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve the Proposals and How are Votes Counted?

Proposal 1: Elect Lewis H. Bender as a Class II Director
The nominee for director who receives the most votes (also known as a “plurality” of the votes) will be elected. You may vote either FOR Mr. Bender or WITHHOLD your vote. Votes that are withheld will not be included in the vote tally. Banks and brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of Appointment of Our Independent Public Accountant
The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of Grant Thornton LLP as our independent public accounting firm. Abstentions will be treated as votes against this proposal. Banks and brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the appointment of Grant Thornton LLP as our independent accountants for 2011, our Audit Committee of the Board of Directors will reconsider its selection.

Proposal 3: Approval of Amendment to the 2004 Employee, Director and Consultant Stock Plan
The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the 2004, Employee, Director and Consultant Stock Plan. Abstentions will be treated as votes against this proposal.  Banks and brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspector of Elections, Computershare Limited, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. We plan to retain Broadridge Financial Services, Inc. to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $5,000 plus expenses. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our stock having voting power constitutes a quorum for this meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m. on Thursday, June 16, 2011 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111. When you arrive at the meeting, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. The rule applies to our annual reports, proxy statements and information statements. We do not engage in this practice, referred to as “householding”, however your broker or other nominee may. Once you receive notice from your broker that communications to your address will be “householded”, the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling them at 1-800-962-4284.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another one of our shareholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•
If your shares of our common stock are registered in your own name, please contact our transfer agent, and inform them of your request by calling them at 1-800-962-4284 or writing them at 250 Royall Street, Canton, MA. 02021.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock and Series A Preferred Stock as of April 13, 2011 for (a) the executive officers named in the Summary Compensation Table of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known to us to beneficially own more than five percent of our common stock or Series A Preferred Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares that may be acquired by an individual or group within 60 days following April 13, 2011 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, we believe that the stockholders named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on a total of 36,658,933 shares of our common stock issued and outstanding on April 13, 2011 and 5,000,000 shares of Series A Preferred Stock outstanding on April 13, 2011.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent
Common Stock
	Pyxis Innovations Inc.	36,991,758	(2)	55.4%
	7575 Fulton Street, East Ada, MI 49355
	Stephen A. Garofalo and the Stephen A. Garofalo 2010 Interleukin Grantor Retained Annuity Trust	3,233,467	(3)	8.8%
	Six Teal Court New City, NY 10956
	Lewis H. Bender	821,215	(4)	2.2%
	Kenneth S. Kornman, DDS, Ph.D.	1,370,973	(5)	3.7%
	Eliot M. Lurier	76,739	(6)	*
	James M. Weaver	—	(7)	*
	Mary E. Chowning	41,250	(8)	*
	Roger C. Colman	—	(7)	*
	Thomas R. Curran, Jr.	—	(7)	*
	Catherine R. Ehrenberger.	—	(7)	*
	William C. Mills III	3,750	(9)	*
	All current executive officers and directors as a Group (9 persons)	2,313,927	(10)	6.2%

Series A Preferred Stock
	Pyxis Innovations Inc.	5,000,000		100%

*	Represents less than 1% of the issued and outstanding shares.

(1)	Unless otherwise indicated, the address for each person is our address at 135 Beaver Street, Waltham, MA 02452.

(2)
Based solely on a Schedule 13D/A filed on March 17, 2011 with the SEC by Pyxis Innovations Inc. and affiliated entities. Consists of (i) 6,884,056 shares of common stock, (ii) 28,160,200 shares of common stock issuable upon conversion of 5,000,000 shares of our Series A Preferred Stock and (iii) 1,947,502 shares of common stock issuable upon conversion of outstanding convertible notes. Pyxis is a wholly-owned subsidiary of Alticor Inc.  Alticor Inc. is a wholly-owned subsidiary of Solstice Holdings Inc.  Solstice Holdings Inc. is a wholly-owned subsidiary of Alticor Global Holdings Inc.  Pyxis holds the sole power to vote and dispose of these securities, however, Alticor Inc., Solstice Holdings Inc., and Alticor Global Holdings Inc. have the power to direct the voting and disposition of these securities held by Pyxis by virtue of their direct or indirect control of Pyxis.

(3)
Based solely on a Schedule 13G/A filed on May 4, 2010 with the SEC jointly by Stephen A. Garofalo and Judith Garofalo and Pedro Torres, Trustees of the Stephen A. Garofalo 2010 Interleukin Grantor Retained Annuity Trust (the “Trust”). Consists of (i) 864,967 shares beneficially owned by Mr. Garofalo (consisting of (A) 50,000 shares owned by Mr. Garofalo’s spouse and (B) 814,967 shares owned by First Global Technology Corp. (“First Global”)) and (ii) 2,368,500 shares beneficially owned by the Trust. Mr. Garofalo has shared voting and investment power with respect to the shares owned by his spouse and First Global.  Ms. Garofalo and Mr. Torres share voting and investment power with respect to the shares owned by the Trust.

(4)
Consists of (i) 296,215 shares of common stock held by Mr. Bender and (ii) 525,000 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of April 13, 2011.

(5)
Consists of (i) 121,250 shares of common stock held by Dr. Kornman, (ii) 898,723 shares of common stock held by a limited partnership of which Dr. Kornman is a general partner and (iii) 351,000 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of April 13, 2011.  Dr. Kornman disclaims beneficial ownership of the shares held by the limited partnership, except to the extent of his pecuniary interest therein.

(6)
Consists of (i) 28,739 shares of common stock held by Mr. Lurier and (ii) 48,000 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of April 13, 2011.

(7)
Appointed as a Series A director by Pyxis Innovations Inc.  We have been advised that this director does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(8)
Consists of (i) 30,000 shares of common stock held by Ms. Chowning and (ii) 11,250 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of April 13, 2011.

(9)	Consists of 3,750 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of April 13, 2011.

(10)	See Notes 5 through 9 above.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors and Management

We are managed under the direction of our Board of Directors. Our Board of Directors currently consists of seven directors. Pursuant to our charter, the holders of shares of our Series A Preferred Stock are entitled to elect up to four directors to our Board of Directors (the “Series A Directors”), who are not apportioned among classes. Each of the Series A Directors is nominated and elected by Pyxis Innovations Inc., as the sole holder of shares of our Series A Preferred Stock. James M. Weaver, Roger C. Colman, Thomas R. Curran and Catherine R. Ehrenberger are our current Series A Directors. Our Board of Directors currently includes three directors who are not Series A Directors and who are classified into three classes as follows: (1) Lewis H. Bender serves as a Class II director with a term ending at this annual meeting, (2) Mary E. Chowning serves as a Class III director with a term ending at the 2012 annual meeting, and (3) William C. Mills III, serves as a Class I director with a term ending at the 2013 annual meeting.

On July 30, 2010, immediately following the resignation of George D. Calvert from the Board as a Series A Director, the remaining Series A Directors elected Catherine R. Ehrenberger as a Series A Director to fill the vacancy created by Mr. Calvert’s resignation.  Ms. Ehrenberger was also appointed by the Board to our Nominating Committee.

On March 11, 2011, immediately following the resignation of Glenn S. Armstrong from the Board as a Series A Director, the remaining Series A Directors elected Roger C. Colman as a Series A Director to fill the vacancy created by Mr. Armstrong’s resignation.  Mr. Colman was also appointed by the Board to serve as chair of our Nominating Committee and to our Compensation Committee.

Set forth below are the names of our director nominee as well as our directors whose terms do not expire this year and our executive officers, their ages, their position in the company, their principal occupations or employment for at least the past five years, the length of their tenure as directors and, for our directors, the names of other public companies in which they hold or heave held directorships during the past five years.

Name	Age	Position with the Company
Lewis H. Bender	52	Director, Chief Executive Officer
Kenneth S. Kornman, DDS, Ph.D.	63	President, Chief Scientific Officer
Eliot M. Lurier	52	Chief Financial Officer & Treasurer
James M. Weaver	46	Director and Chairman of the Board (Series A Director)
Mary E. Chowning(1)(2)	49	Director
Roger C. Colman (2)(3)	58	Director (Series A Director)
Thomas R. Curran, Jr.(1)(3)	52	Director (Series A Director)
Catherine R. Ehrenberger(2)	52	Director (Series A Director)
William C Mills III(1)(3)	55	Director

(1)              Member of our Audit Committee
(2)              Member of our Nominating Committee
(3)              Member of our Compensation Committee

LEWIS H. BENDER has been our Chief Executive Officer since January 2008, and became a Director in July 2008. Prior to joining us and since 1993, he worked in various capacities at Emisphere Technologies, Inc., a biopharmaceutical company that develops oral forms of injectable drugs. Those positions included Chief Technology Officer from May 2007 to January 2008, President and Interim Chief Executive Officer from January 2007 to May 2007, Member of the Office of the President from 2002 to January 2007, Senior Vice President of Business Development from 1997 to 2007, Vice President of Business Development from 1995 to 1997 and Director of Business Development from 1993 to 1995. Prior to joining Emisphere Technologies, Inc., he worked as a Production Planning Specialist at F. Hoffmann La-Roche AG, a Product Manager at Métaux Précieux SA Metalor and in various managerial capacities at Handy and Harman. Mr. Bender earned an MBA from the University of Pennsylvania’s Wharton School of Business, an MA in International Studies from the University of Pennsylvania’s School of Arts and Sciences and an MS and a BS in Chemical Engineering from Massachusetts Institute of Technology. Our Board of Directors has concluded that Mr. Bender should serve as a director as of the date of this proxy statement because of his prior executive management experience and his knowledge of business development within the biotechnology industry. Mr. Bender has not served on any other public company boards in the past 5 years.

KENNETH S. KORNMAN, DDS, Ph.D. is our co-founder, President and Chief Scientific Officer. He was a member of our Board of Directors from August 2006 through April 2010. Prior to founding the Company in 1986, Dr. Kornman was a Department Chairman and Professor at The University of Texas Health Center at San Antonio. He has also been a consultant and scientific researcher for many major oral care and pharmaceutical companies. Dr. Kornman currently holds an academic appointment at Harvard University. He holds multiple patents in the pharmaceutical area, has published three books and more than 100 scientific papers and has lectured and consulted worldwide on the transfer of technology to clinical practice. Dr. Kornman also holds an MS (Periodontics) and Ph.D. (Microbiology-Immunology) from the University of Michigan.

ELIOT M. LURIER has been our Chief Financial Officer since April 2008. He became Treasurer in July 2008. Prior to joining the Company and since April 2005, Mr. Lurier was Vice President, Finance and Administration and Chief Financial Officer of Nucryst Pharmaceuticals, where he assisted in its initial public offering and was responsible for the company’s reporting to the Securities and Exchange Commission and the implementation of Sarbanes-Oxley requirements. From April 2004 to March 2005, Mr. Lurier served as Chief Financial Officer and Chief Operating Officer for Bridge Pharmaceuticals, Inc., where he established financial policies for managing business operations. From 1983 to 2004, Mr. Lurier held a number of senior-level financial positions, including Chief Financial Officer of Admetric Biochem, Inc., and Chief Financial Officer, Treasurer and Vice President of Finance of Ascent Pediatrics, Inc. From 1981 to 1983, Mr. Lurier was an auditor at Coopers and Lybrand in Boston, MA. He earned a B.S. in Accounting from Syracuse University in 1980 and is a Certified Public Accounting in Massachusetts.

JAMES M. WEAVER joined the Board of Directors in July 2007 and was appointed Chairman of the Board in September 2007. He is Vice President of Alticor Corporate Enterprises, a member of the Alticor Inc. family of companies, which is engaged in the principal business of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide. In this role, Mr. Weaver is responsible for managing the current portfolio of Alticor’s companies and directs its acquisition and growth. Prior to joining Alticor, Mr. Weaver worked for X-Rite Inc. where he held various leadership positions, including Senior Vice President and General Manager, Vice President of marketing and software development, Vice President of marketing and product development, as well as lead executive on several acquisitions. Mr. Weaver also founded and held the position of President and Chief Executive Officer of Bold Furniture Inc, and has held various leadership positions at Steelcase Inc. and Bissell Inc. Mr. Weaver received a Bachelor’s degree in general studies from the University of Michigan in Ann Arbor and serves on several non-profit and private company boards. Our Board of Directors has concluded that Mr. Weaver should serve as a director as of the date of this proxy statement because of his prior senior management experience and judgment and his extensive sales and marketing experience in the consumer product industry. Mr. Weaver has not served on any other public company boards in the past 5 years.

MARY E. CHOWNING joined the Board of Directors in July 2008. Ms. Chowning has served as President of the McCue Corporation since January 2010. From May 2008 to December 2009 Ms. Chowning was the managing partner of Colonnade Consulting LLC. Ms. Chowning served as Vice President, Chief Financial Officer and Secretary of X-Rite Inc., from July 2003 to July 2006. Ms. Chowning served as an Executive Vice President, Chief Financial Officer and Secretary of X-Rite Inc., from July 2006 to March 2008 and also served as its Principal Accounting Officer from July 2003 to March 2008. Ms. Chowning retired from X-Rite Inc. in April 2008. Prior to X-Rite, she co-founded the Wind River group of companies and served as its Managing Member, as well as its Chief Financial Officer for four years. Ms. Chowning began her career with Arthur Andersen LLP and spent 14 years in Public Accounting where she served in various positions of increasing responsibility with public and private clients in manufacturing, consumer products, technology and various service industries. She was made a Partner in the firm in 1996. Ms. Chowning is a graduate of the University of California where she holds a Bachelor of Arts in Economics. She is a Certified Public Accountant in California and a member of the American Institute of Certified Public Accountants. Our Board of Directors has concluded that Ms. Chowning should serve as a director as of the date of this proxy statement because of her prior executive management experience, judgment, public company experience and financial expertise. Ms. Chowning has not served on any other public company boards in the past 5 years.

ROGER C. COLMAN joined the Board of Directors in March 2011 upon the resignation of Glenn S. Armstrong from our Board of Directors. Mr. Colman is Vice President of Corporate Development for Alticor Corporate Enterprises a member of the Alticor family of companies. He joined Alticor in 1994 from Readi-Bake, Inc., where he held positions as an operations and distribution executive. Mr. Colman earned a Bachelor of Science degree and a Master’s of Business Administration degree from Grand Valley State University in Allendale, Michigan. Our Board of Directors has concluded that Mr. Colman should serve as a director as of the date of this proxy statement because of his prior executive management experience, including assisting Amway affiliate operations in over 30 countries in diverse roles which included business process improvement and strategic planning, and prior experience serving on corporate boards. Mr. Colman has not served on any other public company boards in the past 5 years.

THOMAS R. CURRAN, JR. joined the Board of Directors as a Series A Director in connection with our transactions with Pyxis Innovations Inc. in March 2003. In addition to his role as director, he served as our Interim Chief Executive Officer from July 2007 through January 2008. Mr. Curran is employed as the Director of Portfolio Management for Alticor Corporate Enterprises and Vice President of Business Development for Metagenics Inc. Mr. Curran served as Associate General Counsel/Corporate Development and Commercial Transactions of Alticor Inc., a company engaged in the principal business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide. Concurrently, Mr. Curran also held the position of Chief Legal Officer for Access Business Group LLC, a manufacturing and distribution company and wholly owned subsidiary of Alticor Inc. Prior to joining Alticor, Mr. Curran was a partner in the law firm of Howard & Howard in Bloomfield Hills, Michigan. From 1982 to 1991, Mr. Curran worked for the Polaroid Corporation in various domestic and international financial and managerial positions. Mr. Curran holds a Bachelor of Arts from Providence College, a Master of International Management from the Thunderbird School of Global Management and a Juris Doctorate from Suffolk University Law School. Our Board of Directors has concluded that Mr. Curran should serve as a director as of the date of this proxy statement because of his prior executive management experience, public company, extensive legal and financial expertise, and judgment and knowledge of the company’s products and technology.. Mr. Curran has not served on any other public company boards in the past 5 years.

CATHERINE R. EHRENBERGER joined the Board of Directors as a Series A Director on July 30, 2010 upon the resignation of George D. Calvert from our Board of Directors. She is Vice President – Research & Development for Access Business Group, LLC, a wholly owned subsidiary of Alticor Inc. She joined Amway in July 2009 and leads the company’s global research efforts, as well as Amway’s division that ensures the quality of its beauty, wellness and home care products.  Before joining Amway, Ms. Ehrenberger worked for Ciba Specialty Chemicals, where she was global head of the home and personal care business line and vice president of Ciba’s Specialty Chemicals U.S. Corp., splitting her time between Basel, Switzerland and High Point, North Carolina.  She was a member of Ciba’s Core Leadership Team, representing the top 30 global leaders in the company, and was a member of Ciba’s NAFTA (North American Free Trade Agreement) Leadership Team.  Before joining Ciba in 2000, Ms. Ehrenberger was an executive at BASF Corporation in Mt. Olive, NJ and a chemist at Stepan Company of Northfield, IL. Ms. Ehrenberger received her B.S. degree in chemistry from Elmhurst College in Elmhurst, IL.  She also earned executive education certificates from Northwestern University’s Kellogg School of Management, New York University’s Stern School of Business and from Columbia University’s Executive Marketing Program.  Ms. Ehrenberger currently serves on the Board of the Soap and Detergent Association and is a member of the Cosmetic, Toiletries and Fragrance Association.  Our Board of Directors has concluded that Ms. Ehrenberger should serve as a director as of the date of this proxy statement because of her prior executive management, technology and research and development experience with various global industries. Ms. Ehrenberger has not served on any other public company boards in the past 5 years.

WILLIAM C. MILLS III joined the Board of Directors in April 2010. He is currently an independent venture capitalist with over 30 years of experience in venture capital. From 2004 until 2009, Mr. Mills was a managing member of a management company conceived by EGS Healthcare Capital Partners to manage EGS Private Healthcare Partnership III. Earlier, Mr. Mills was a Partner in the Boston office of Advent International, a private equity and venture capital firm, for five years. At Advent, he was co-responsible for healthcare venture capital investments and focused on investments in the medical technology and biopharmaceutical sectors. Before joining Advent, Mr. Mills spent more than 11 years with the Venture Capital Fund of New England where he was a General Partner. Prior to that, he spent seven years at PaineWebber Ventures/Ampersand Ventures as Managing General Partner. Currently, he is a member of the Board of Managers of Ascension Health Ventures. Mr. Mills received his A.B. in Chemistry, cum laude, from Princeton University, his S.M. in Chemistry from the Massachusetts Institute of Technology and his M.S. in Management from MIT’s Sloan School of Management. Our Board of Directors has concluded that Mr. Mills has significant experience serving on the boards of growing companies in the medical technology and biotechnology fields. This experience, coupled with his scientific and technical expertise, provides valuable knowledge regarding the Company’s intellectual property, regulatory, and compliance activities. Mr. Mills currently serves on the Board of Directors of Stereotaxis, Inc., a publicly traded medical device company.  Mr. Mills has not served on any other public company boards in the past 5 years.

Director Independence

Our Board of Directors has determined that the following members qualify as independent directors under the definition promulgated by the NYSE Amex: Mary E. Chowning, Roger C. Colman, Thomas R. Curran, Jr., Catherine R. Ehrenberger, William C. Mills III and James M. Weaver.

Committees of the Board of Directors and Meetings

Committees.  Our Board of Directors has established three standing committees, Audit, Compensation and Nominating, each as described below.

Meeting Attendance.  During the fiscal year ended December 31, 2010, the Board of Directors met five times (and acted by unanimous written consent on three occasions). Each of our Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which they are a member. The Board of Directors has adopted a policy under which each member is encouraged to make every reasonable effort to attend each annual meeting of our stockholders. Four of our directors attended our 2010 annual meeting of stockholders.

Audit Committee and Financial Experts

Our Audit Committee currently consists of Mary E. Chowning (Chair), Thomas R. Curran, Jr. and William C. Mills III.  Our Audit Committee met four times during the fiscal year ended December 31, 2010. Our Audit Committee is responsible for retaining and overseeing our independent accountants, approving the services performed by them and reviewing our annual financial statements, accounting policies and our system of internal controls. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and the NYSE Amex, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Ms. Chowning is an “audit committee financial expert” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available on our website at www.ilgenetics.com.

Compensation Committee

Our Compensation Committee currently consists of William C. Mills III (Chair), Roger C. Colman and Thomas R. Curran, Jr. Our Compensation Committee met two times during the fiscal year ended December 31, 2010 (and acted by unanimous written consent on two occasions). Our Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to our directors and officers and makes recommendations to the Board of Directors regarding stock option grants and stock awards under our stock plans. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definitions promulgated by the NYSE Amex. A copy of the Compensation Committee’s written charter is publicly available on our website at www.ilgenetics.com.

Nominating Committee

Our Nominating Committee currently consists of Roger C. Colman (Chair), Mary E. Chowning and Catherine R. Ehrenberger. Our Nominating Committee acted by unanimous written consent two times during the fiscal year ended December 31, 2010. All members of the Nominating Committee qualify as independent under the definition promulgated by the NYSE Amex. This committee’s role is to make recommendations to the Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to the particular nominees. The Nominating Committee may consider candidates recommended by stockholders, as well as from other sources, such as other directors, or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. The Nominating Committee also considers issues of diversity among its members in identifying and considering nominees and strives, if appropriate, to achieve a diverse balance of backgrounds, perspectives and experience. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2012 Annual Meeting of Stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described in “Stockholder Proposals and Nominations For Director” of this proxy statement. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating Committee by mail at Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. A copy of the Nominating Committee’s written charter is publicly available on our website at www.ilgenetics.com.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors currently consists of seven directors, each of whom, other than Mr. Bender, is independent under NYSE Amex’s independence standards. Mr. Bender has served as our CEO since January 2008 and as a member of our Board since July 2008. The Chairman of our Board of Directors is currently Mr. Weaver. The Board has determined that separating the positions of Chief Executive Officer and Chairman of the Board, and having an independent director serve as Chairman of the Board, is in the best interest of shareholders at this time in recognition of the differences between the two roles. Under this structure, the Chief Executive Officer is responsible for setting the strategic direction for the company and for providing the day-to-day leadership over our operations, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. In addition, the Chairman approves Board meeting agendas and schedules and generally approves information sent to the Board. This structure ensures a greater role for the independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, our independent directors meet in executive sessions after every scheduled Board meeting.

Generally, management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans is a key part of the Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us. While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility. The Audit Committee assists the Board in its oversight of risk management in the areas of financial reporting, internal controls and compliance with certain legal and regulatory requirements and the Compensation Committee assists the board in its oversight of the evaluation and management of risks related to our compensation policies and practices.

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns regarding Interleukin should contact Investor Relations at (781) 398-0700. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Corporate Opportunity Agreement

We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. This agreement, as set forth in the Series A Preferred Stock Purchase Agreement dated March 5, 2003, regulates and defines the conduct of certain of our affairs as they may involve Pyxis Innovations Inc. as our majority stockholder and its affiliates, and the powers, rights, duties and liabilities of us and our officers and directors in connection with corporate opportunities.

Except under certain circumstances, Pyxis and its affiliates have the right to engage in the same or similar activities or lines of business or have an interest in the same classes or categories of corporate opportunities as we do. If Pyxis, or one of our directors appointed by Pyxis and its affiliates acquire knowledge of a potential transaction or matter that may be a corporate opportunity for both Pyxis and its affiliates and us, to the fullest extent permitted by law, Pyxis and its affiliates will not have a duty to inform us about the corporate opportunity or be liable to us or to you for breach of any fiduciary duty as a stockholder of ours for not informing us of the corporate opportunity, keeping it for its own account, or referring it to another person.

Additionally, except under limited circumstances, if an officer or employee of Pyxis who is also one of our directors is offered a corporate opportunity, such opportunity shall not belong to us. In addition, we agreed that such director will have satisfied his duties to us and not be liable to us or to you in connection with such opportunity.

The terms of this agreement will terminate on the date that no person who is a director, officer or employee of ours is also a director, officer, or employee of Pyxis.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation awarded or paid to, accrued or earned during the fiscal years ended December 31, 2010 and 2009 by our Chief Executive Officer and our next two most highly compensated executive officers who were employed by us as of December 31, 2010. We refer to these individuals as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Lewis H. Bender	2010	$340,000	$—	$—	$79,050	$—	$—	$1,500	$420,550
Chief Executive Officer(2)	2009	$340,000	$—	$—	$—	$—	$—	$6,300	$346,300

Kenneth S. Kornman	2010	$360,000	$—	$9,375	$19,210	$—	$—	$3,296	$391,881
President and Chief Scientific Officer	2009	$354,923	$—	$3,500	$—	$—	$—	$4,548	$362,971

Eliot M. Lurier	2010	$225,680	$—	$—	$38,420	$—	$—	$1,500	$265,600
Chief Financial Officer (3)	2009	$222,709	$—	$—	$6,109	$—	$—	$1,500	$230,318

(1)
See Note 12 to our Financial Statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2010 for details as to the assumptions used to determine the fair value of the stock awards and option grants.

(2)
Amounts represent the grant date fair value of stock awards and option grants. The 2010 stock award amount for Dr. Kornman consists of the grant date fair value of 12,500 shares of our common stock valued at the closing price of $0.75 on March 31, 2010. The 2009 stock award amount for Dr. Kornman consists of the grant date fair value of 12,500 shares of our common stock valued at the closing price of $0.28 on March 31, 2009. The 2010 option award amount for Mr. Bender consists of the grant date fair value of an option for 100,000 shares granted in January 2010.  The 2010 option award amount for Dr. Kornman consists of the grant date fair value of an option for 30,000 shares granted in April 2010.  The 2010 option award amount for Mr. Lurier consists of the grant date fair value of an option for 60,000 shares granted in April 2010. The 2009 option award amount for Mr. Lurier consists of the grant date fair value of an option for 30,000 shares granted in March 2009.

(3)
Mr. Bender received a $1,500 401K company contribution in 2009 and 2010, respectively, and a reimbursement for living expenses amounting to $4,800 in 2009. Dr. Kornman received reimbursement of $2,720 and $3,296 for life insurance for 2009 and 2010 respectively, and a car allowance of $1,828 in 2009. Mr. Lurier received a $1,500 401K company contribution in 2009 and 2010.

Narrative Disclosure to Summary Compensation Table

The compensation paid to our named executive officers in 2009 summarized in our Summary Compensation Table above is generally determined in accordance with employment agreements that we have entered into with each of our named executive officers. The material terms of these agreements are discussed under the caption “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year-End

The following table shows stock option awards outstanding (vested and unvested) and unvested stock awards outstanding as of December 31, 2010, including both awards subject to performance conditions and non-performance-based awards, for each of the executive officers in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lewis H. Bender	200,000	300,000	—	$1.06	1/22/2018	—	—	—	—
	100,000	—	—	$0.89	1/21/2020	—	—	—	—

Kenneth S. Kornman	150,000	—	—	$1.22	4/4/2011	—	—	—	—
	30,000	—	—	$0.91	3/17/2012	—	—	—	—
	30,000	—	—	$1.65	3/23/2013	—	—	—	—
	30,000	—	—	$4.70	12/11/2013	—	—	—	—
	150,000	—	—	$4.70	12/11/2013	—	—	—	—
	30,000	—	—	$3.65	12/14/2014	—	—	—	—
	10,000	15,000	—	$1.40	4/2/2018	—	—	—	—
	60,000	15,000	—	$0.48	11/12/2018	—	—	—	—

Eliot M. Lurier	16,000	24,000	—	$1.49	4/30/2018	—	—	—	—
	6,000	24,000	—	$0.27	3/13/2019	—	—	—	—
	—	60,000	—	$0.74	4/6/2020	—	—	—	—

Employment Agreements

Lewis H. Bender

Effective as of January 22, 2008, we entered into a two-year employment agreement with Lewis H. Bender for the position of Chief Executive Officer that provided for automatic annual renewal terms. The agreement also provided that Mr. Bender would serve as a member of our Board of Directors for as long as he served as our Chief Executive Officer. The agreement provided for a minimum annual base salary of $340,000, a sign-on bonus of up to $35,000 payable over the first six months of employment and annual, discretionary bonuses of up to 50% of his base salary based upon our financial performance. In addition, the agreement provided for the reimbursement of Mr. Bender’s relocation and living expenses for the first twelve months of employment. Upon hire, Mr. Bender was also granted an option to purchase 500,000 shares of our common stock at an exercise price equal to $1.06, the closing price as reported on the NYSE Amex on the effective date of the agreement, which option vests in equal annual installments on the option grant date and February 1 of each of the years 2009, 2011, 2012, and 2013.

On January 21, 2010, we entered into a one-year employment agreement with Mr. Bender to continue as our Chief Executive Officer. The agreement replaced and superseded the employment agreement entered into on January 22, 2008. The agreement had an initial term of one year and was automatically renewable for successive one year periods unless at least 90 days prior notice was given by either us or Mr. Bender. The agreement also provided that Mr. Bender would serve as a member of our Board of Directors for as long as he serves as our Chief Executive Officer, subject to any required approval of our shareholders.  The agreement provided for the continuation of Mr. Bender’s annual base salary of $340,000 and an annual discretionary bonus of up to 50% of base salary based upon our financial performance. Under the terms of the agreement, Mr. Bender was granted an option to purchase 100,000 shares of our common stock at an exercise price equal to $0.89 per share, the closing price as reported on the NYSE Amex, LLC on the effective date of the agreement, exercisable immediately upon grant.

On February 14, 2011, we entered into a one-year employment agreement with Mr. Bender to continue as our Chief Executive Officer. The agreement replaced and superseded the employment agreement entered into on January 21, 2010. The agreement has an initial term of one year and is automatically renewable for successive one year periods unless at least 90 days prior notice is given by either us or Mr. Bender. The agreement also provides that Mr. Bender will serve as a member of our Board of Directors for as long as he serves as our Chief Executive Officer, subject to any required approval of our shareholders.

The agreement provides for the continuation of Mr. Bender’s annual base salary of $340,000 and an annual discretionary bonus of up to 50% of base salary based upon our financial performance. Under the terms of the agreement, Mr. Bender was granted an option to purchase 500,000 shares of our common stock at an exercise price equal to $0.32 per share, the closing price as reported on the OTCQB on the effective date of the agreement.  The option was immediately exercisable as to 125,000 shares upon grant and vests as to an additional 125,000 shares on each of February 14, 2012, 2013, and 2014.

The agreement is terminable by us for cause or upon thirty days prior written notice without cause and by Mr. Bender upon thirty days prior written notice for “good reason” (as defined in the agreement) or upon ninety days prior written notice without good reason. If we terminate Mr. Bender without cause or Mr. Bender terminates his employment for good reason, then we are required to pay Mr. Bender, in addition to any accrued, but unpaid compensation prior to the termination, an amount equal to six months of his base salary. If we terminate Mr. Bender without cause or Mr. Bender terminates his employment with good reason within six months after a “change of control” (as defined in the agreement), then we are required to pay Mr. Bender, in addition to any accrued, but unpaid compensation prior to the termination, an amount equal to twelve months of his base salary, and all unvested stock options will automatically vest.

The agreement also includes non-compete and non-solicitation provisions for a period of six months following the termination of Mr. Bender’s employment.

Kenneth S. Kornman, DDS, Ph.D.

On November 12, 2008, we entered into an employment agreement with Dr. Kornman, our President and Chief Scientific Officer, for a three-year term, commencing on March 31, 2009, the date his previous employment agreement expired. Under the new agreement, Dr. Kornman received an initial annual salary of $360,000 and is eligible to receive annual bonuses solely at the discretion of the Board of Directors. Dr. Kornman’s annual salary may be increased in the sole discretion of the Board of Directors. Under the agreement, on November 12, 2008 Dr. Kornman received a stock option to purchase 75,000 shares of common stock, at an exercise price of $0.48 per share, which was the closing price as reported on the NYSE Amex on the grant date. The option was immediately exercisable with respect to 30,000 shares and vests with respect to an additional 15,000 shares on each of March 31, 2010, 2011, and 2012. Under the agreement, Dr. Kornman is entitled to participate in employee benefit plans that we provide or may establish for the benefit of our executive management generally. In addition, while Dr. Kornman remains employed by us, we will reimburse him $3,296 annually for payment of life insurance premiums.

The agreement is terminable immediately by us with cause or upon thirty days prior written notice without cause. The agreement is terminable by Dr. Kornman upon thirty days prior written notice. If we terminate Dr. Kornman without cause or Dr. Kornman terminates his employment with good reason, then, in addition to payment of any accrued, but unpaid compensation prior to the termination, we must continue to pay his base salary and to provide health insurance benefits until the earlier of (1) expiration of the agreement or (2) twelve months. If we terminate Dr. Kornman in connection with a Cessation of our Business (as defined in the agreement), then, in addition to payment of any accrued, but unpaid compensation prior to the termination, we must continue to pay his base salary and to provide health insurance benefits until the earlier of (1) expiration of the agreement or (2) three months.

The agreement also includes non-compete and non-solicitation provisions for a period of twelve months following the termination of Dr. Kornman’s employment.

On March 31, 2010, Dr. Kornman was issued 12,500 shares of restricted stock under the restricted stock agreement dated April 30, 2008. In April 2010, as part of the year-end compensation process, the Compensation Committee granted Dr. Kornman an option to purchase 30,000 shares of our common stock.  This option is exercisable at $0.745 per share and vests as to 20% of the shares on each of the first five anniversaries of the date of grant.

Eliot M. Lurier

On April 30, 2008, we entered into a one-year employment agreement with Eliot M. Lurier for the position of Chief Financial Officer. The agreement has an initial term of one year and is automatically renewable for successive one year periods unless at least 60 days prior notice is given by either us or Mr. Lurier. The agreement provides for an initial annual base salary of $217,000 which may be increased in the sole discretion of the Compensation Committee of our Board. Mr. Lurier is entitled to annual discretionary bonuses of up to 30% of his base salary in effect during the year for which the bonus relates. Bonuses will be determined by the Compensation Committee of the Board of Directors upon the suggestion of the Chief Executive Officer and will be based upon the employee’s performance and the overall performance of the Company for the year. Mr. Lurier also received a signing bonus of $15,000 after his first four months of employment. On April 30, 2008, Mr. Lurier was granted an option to purchase 40,000 shares of our common stock at an exercise price equal to $1.49, which was the closing price as reported on the NYSE Amex on the grant date. The option vests in equal annual installments of 8,000 shares on each of the first five anniversaries of the grant date.

The agreement is terminable immediately by us with cause or upon thirty days prior written notice if without cause.  The agreement is terminable by Mr. Lurier upon thirty days prior written notice. If we terminate Mr. Lurier without cause and at any time following the three-month anniversary of April 30, 2008, then we will pay Mr. Lurier, in addition to any accrued, but unpaid, compensation prior to the termination, an amount equal to six months of his base salary in effect at the time of the termination and six months of continued healthcare coverage, to the same extent that we provided healthcare coverage during his employment, if Mr. Lurier elects to continue participation in our health plan.

The agreement also includes non-compete and non-solicitation provisions for a period of six months following the termination of Mr. Lurier’s employment.

In April 2010, as part of the year-end compensation process, the Compensation Committee granted Mr. Lurier an option to purchase 60,000 shares of our common stock.  This option is exercisable at $0.745 per share and vests as to 20% of the shares on each of the first five anniversaries of the date of grant.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2010 to each of our non-executive directors.

Name (a)	Fiscal Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Mary E. Chowning (3)	2010	$41,001	$9,150	$12,018	—	$62,169
William C. Mills III (3)	2010	$33,847	—	$8,806	—	$42,653

(1)
See Note 12 to our Financial Statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2010 for details as to the assumptions used to determine the fair value of the stock awards and option grants.

(2)
Amounts represent the grant date fair value of stock awards and option grants. The stock award amount for Ms. Chowning consists of the grant date fair value of 10,000 shares of our common stock valued at the closing price of $0.915 on March 17, 2010. The option award amount for Ms. Chowning consists of the grant date fair value of an option for 15,000 shares granted in March 2010.  The option award amount for Mr. Mills consists of the grant date fair value of an option for 15,000 shares granted in April 2010.

(3)
The following table shows the total number of outstanding and vested stock options, and shares of outstanding and restricted common stock as of December 31, 2010, the last day of our fiscal year, that have been issued as director compensation.

Name	# of Stock Options Outstanding	# of Stock Options Vested	Shares of Common Stock Restricted
Mary E. Chowning	30,000	7,500	7,500
William C. Mills III	15,000	—	—

All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Prior to April 29, 2010, Mary E. Chowning was our only director that is a non-employee director and is also not a Series A director. In July 2008, when our Board elected Ms. Chowning as a director, we agreed to pay Ms. Chowning the following compensation:

•	for service as a director, an annual retainer of $14,000 and $1,500 for each board meeting attended in person, by teleconference or by video;

•	for service as the chair of our audit committee, an annual retainer of $7,500 and $1,500 for each audit committee meeting attended in person, by teleconference or by video; and

•
for joining us as a director, a grant of 15,000 options to purchase our common stock at an exercise price equal to the closing price of our common stock on the grant date, which vests in equal annual installments on each of the four anniversaries of the grant date.

On April 29, 2010, our Board of Directors elected William C. Mills III as a director and appointed him to our Audit Committee and as the Chair of our Compensation Committee.  Mr. Mills joined Ms. Chowning as a non-employee director who is also not a Series A director.  In connection with the election of Mr. Mills, the Board adopted the following new policy for compensation of non-employee directors who are also not a Series A director:

•	for service as a director, an annual retainer of $20,000;

•	for service as the chair of a committee, an annual retainer of $7,500;

•	for service as a non-chair member of a committee, an annual retainer of $5,000;

•	for each Board or committee meeting attended in person, by teleconference or by video, $1,500; and

•
upon initial election or appointment to the Board, a grant of an option to purchase 15,000 shares of our common stock at an exercise price equal to the closing price of the common stock on the date of grant, with such option to vest in four equal annual installments on each of the first four anniversaries of the grant date.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2010.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,611,267	$1.54	1,039,113
Equity compensation plans not approved by security holders	—	—	—
Total	1,611,267	$1.54	1,039,113

(1)	These plans consist of our 2000 Employee Stock Compensation Plan and our 2004 Employee, Director and Consultant Stock Plan.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE Amex, has furnished the following report.

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.ilgenetics.com. The committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Grant Thornton LLP, our independent public accountants. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2010, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with management and Grant Thornton LLP, our independent public accountants;

•
Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

•
Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee, and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:
Mary E. Chowning (Chair)
Thomas R. Curran, Jr.
William C. Mills III

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

CODE OF CONDUCT AND ETHICS

We have adopted a corporate code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial officer. The text of the corporate code of conduct and ethics is publicly available on our website at www.ilgenetics.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on our website at www.ilgenetics.com or included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest: our executive officers; our directors; the beneficial owners of more than 5% of our securities; the immediate family members of any of the foregoing persons; and any other persons whom the Board determines may be considered related persons, any such person being referred to as a “related person.”

The following is a description of arrangements that we have entered into with related persons since January 1, 2009. We believe that the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

On August 17, 2006, we entered into a stock purchase agreement and further amended the note purchase agreement with Pyxis Innovations Inc., dated October 23, 2002, to, among other things, provide for the establishment of a $14.3 million convertible credit facility with Pyxis. Pyxis is our majority stockholder and a wholly-owned subsidiary of Alticor Inc. Subject to certain customary conditions, the agreements contemplated that we could draw down against the convertible credit facility until August 17, 2008. On June 10, 2008, we drew down $4,000,000 under the convertible credit facility, leaving $10.3 million of available credit, and issued a convertible promissory note to Pyxis in that amount. On August 12, 2008, we and Pyxis amended the agreements to extend the expiration date of the credit facility to permit borrowing at any time prior to March 31, 2009. On March 11, 2009, we entered into an amended and restated note purchase agreement, dated as of March 10, 2009, with Pyxis to extend the availability of the credit facility until March 31, 2010. In 2009, we drew down $3.0 million under this credit facility, leaving $7.3 million of remaining availability. On February 1, 2010, we drew down $2.0 million and on September 30, 2010 we drew down an additional $2.0 million under the credit facility leaving $3.3 million of remaining availability. In addition, the credit line was extended to permit borrowing at any time prior to June 30, 2012. All such borrowings become due on June 30, 2012 and are convertible into shares of common stock at a conversion price equal to $5.68 per share.

On February 25, 2008, the Company entered into a research agreement (RA8) with an affiliate of Alticor, effective January 1, 2008, to expand the research being performed under its current agreements with Alticor through 2008. The Company received $1,200,000 during 2008 under the research agreement, on a time and materials basis.  On January 31, 2009, the Company entered into an amendment to the RA8. The amendment extended the term from a maximum of six months to eight months, terminating on September 30, 2009. The Company received an additional $200,316 on March 31, 2009 under the terms of the amendment to complete ongoing research. At December 31, 2009, all research agreements with Alticor were complete.

On October 26, 2009, we entered into a Merchant Network and Channel Partner Agreement with Amway Corp. d/b/a Amway Global, a subsidiary of Alticor. Pursuant to this Agreement, Amway Global will sell our Inherent Health brand of genetic tests through its e-commerce Web site via a hyperlink to our e-commerce site. Amway Global will receive a commission equal to a percentage of net sales received by us from Amway Global customers. The agreement has an initial term of 12 months and is automatically renewable for successive 12-month terms. The agreement may be terminated by either party upon 120 days written notice. To date, we have paid Amway Global approximately $659,000 in commissions under this agreement.

On April 15, 2011, we entered into a contract services agreement with Alticor Corporate Enterprises Inc. and Amway International Inc., affiliates of Alticor (referred to herein as the “Alticor parties”).   Pursuant to this agreement, we shall provide marketing, promotional and training services to Amway in connection with its marketing of our weight management genetic test.  Upon execution of the agreement on April 15, 2011, the agreement received retroactive effect as of October 15, 2010 and the initial term expires on October 14, 2011.  We will receive approximately $143,000 for our services under the agreement for the initial term. The agreement may be renewed for successive one-year periods upon mutual written agreement by the parties.  The Alticor parties have the right to designate which of our personnel will perform services under the agreement.  The Alticor parties may terminate the agreement at any time if we fail to perform the services in a timely, diligent, workmanlike or acceptable manner or with anyone other than the personnel specified by the Alticor parties, or in the event that we become insolvent.  We may terminate the agreement if the Alticor parties default under the agreement.

See also “Management and Corporate Governance – Corporate Opportunity Agreement.”  For additional information with respect to the holdings of our primary stockholder, Pyxis Innovations Inc., see “Security Ownership of Certain Beneficial Owners and Management.”

PROPOSAL 1

TO ELECT LEWIS H. BENDER AS A CLASS II DIRECTOR

Our Board of Directors currently consists of seven directors. Pursuant to our charter, the holders of shares of our Series A Preferred Stock are entitled to elect up to four directors to our Board of Directors (the “Series A Directors”), who are not apportioned among classes. Each of the Series A Directors is nominated and elected by Pyxis Innovations Inc., as the sole holder of shares of our Series A Preferred Stock. James M. Weaver, Roger C. Colman, Thomas R. Curran and Catherine R. Ehrenberger are our current Series A Directors. Our Board of Directors currently includes three directors who are not Series A Directors and who are classified into three classes as follows: (1) Lewis H. Bender serves as a Class II director with a term ending at this annual meeting, (2) Mary E. Chowning serves as a Class III director with a term ending at the 2012 annual meeting, and (3) William C. Mills III, serves as a Class I director with a term ending at the 2013 annual meeting.

The Board of Directors, upon the recommendation of the Nominating Committee, has voted to nominate Mr. Bender for election at the 2011 annual meeting for a term of three years to serve until the 2014 annual meeting, and until his successor is elected and qualified.

Unless authority to vote for Mr. Bender is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of Mr. Bender. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that Mr. Bender will be unable or unwilling to serve as a director.

A plurality of the shares voted is required to elect Mr. Bender.

The Board of Directors recommends a vote "FOR" the election of Lewis H. Bender as a Class II director, and proxies solicited by the Board will be voted in favor, unless a stockholder indicates otherwise on the proxy.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

The Audit Committee of the Board has appointed Grant Thornton LLP as our independent public accountant for the fiscal year ending December 31, 2011. The Board proposes that the stockholders ratify this appointment. Grant Thornton LLP has audited the Company’s financial statements since 2002. We expect that representatives of Grant Thornton LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Grant Thornton, LLP for the audit of our annual financial statements for the years ended December 31, 2010 and December 31, 2009 and fees billed for other services rendered by Grant Thornton LLP during those periods.

	2010	2009
Audit fees(1)	$167,306	$288,139
Audit related fees	—	—
Tax fees	—	—
All other fees(2)	—	—
Total	$167,306	$288,139

(1)	Audit fees consist of fees for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in the quarterly reports.

(2)	All other fees consist of non audit service fees paid to our audit firm and approved by our audit committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to the engagement of the independent auditor for the next year’s audit, management will submit to the Audit Committee for approval a summary of the services expected to be rendered during that year for each of four categories of services.

1.           Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.           Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.           Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.           Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton LLP as the Company’s independent public accountant. However, the Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether to retain Grant Thornton LLP as the Company’s independent public accountant. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent public accountant at any time during the year if the Audit Committee determines that such a change would be in the best interests of the company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Grant Thornton LLP as our independent public accountant.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Grant Thornton LLP as our independent public accountant, and proxies solicited by the Board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE
2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

General

Our 2004, Employee, Director and Consultant Stock Plan (the “Plan”) was approved by our Board of Directors in March 2004 and by our stockholders in June 2004.  As of the date of this proxy statement, a total of 2,000,000 shares of our common stock  are reserved for issuance under the Plan.  As of April 1, 2011, options to purchase 1,523,167 shares of common stock are outstanding under the Plan, 118,720 shares have been issued upon the exercise of options granted under the Plan, 80,885 shares have been issued pursuant to stock awards granted under the Plan, and 358,113 shares remain available for issuance.  By its terms, the Plan may be amended by our Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval.  On March 23, 2011, our Board of Directors voted to approve an amendment to the Plan to increase the aggregate number of shares of common stock which may be offered under the Plan by an additional 2,000,000 shares. The Plan, as amended subject to stockholder approval, is attached to this proxy statement as Appendix A.

This amendment is being submitted to you for approval at the annual meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

Generally shares of common stock reserved for awards under the Plan that lapse or are canceled will be added back to the share reserve available for future awards.  However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant.  Our Plan provides that no participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future.  The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests.  In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.  We believe that the increase in the number of shares to be issued under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.  Accordingly, our Board of Directors believes approval of the amendment to increase the aggregate number of shares to be granted under the Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the Plan.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Material Features of our Plan

The Plan will allow us, under the direction of our Compensation Committee, to make grants of stock options and restricted and unrestricted stock awards to employees, consultants and directors (approximately 28 people) who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success.  The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The Plan will provide an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders.

Stock Options.  Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements.  The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years. Option agreements include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock.  Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions.  If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.  For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

In accordance with the terms of our Plan, our Board of Directors has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the Plan, our Compensation Committee will determine the terms of awards, including:

•	which employees, directors and consultants will be granted awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

If we are to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of our assets (a “Corporate Transaction”), our Board of Directors or the board of directors of any entity assuming our obligations under the Plan (the “Successor Board”), shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares of common stock then subject to such options either the consideration payable with respect to the outstanding shares of our common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the option holder, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of our Board of Directors or, upon a change of control, all options being made fully exercisable), within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (either to the extent then exercisable or, at the discretion of our Board of Directors, all options being made fully exercisable) over the exercise price thereof.

In addition, in the event of a Corporate Transaction, our Board of Directors may waive any or all repurchase rights with respect to outstanding restricted stock awards.

The Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval is subject to obtaining such stockholder approval. The Plan expires on March 4, 2014.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and stock awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code.  An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”).  However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee.  Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares.  If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price.  Any additional gain realized on the disposition will normally constitute capital gain.  If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant.  The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share.  Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income.  Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:
With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received.  Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance.  We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier.  A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax.  The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares.  We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

The amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of our Board of Directors, the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the amendment to the Plan to increase the number of shares available for issuance thereunder by 2,000,000 shares.

The Board of Directors recommends a vote “FOR” approval of the amendment to the 2004 Employee, Director and Consultant Stock Plan, and proxies solicited by the Board will be voted in favor of such approval unless a stockholder indicates otherwise on the proxy.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2012 Annual Meeting of Stockholders, stockholder proposals, including nominations for director, must be received no later than December 30, 2011. To be considered for presentation at the 2012 Annual Meeting, although not included in the proxy statement, proposals must be received no later than April 17, 2012 and not before March 18, 2012. Proposals received in a timely manner will not be voted on at the 2011 Annual Meeting. If a timely proposal is received, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals and nominations for director should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

Waltham, Massachusetts
April 29, 2011

Our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2010, and which provides additional information about us can be found on the website of the Securities and Exchange Commission at www.sec.gov. It is also available on our website at www.ilgenetics.com. You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Investor Relations, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Exhibits will be provided upon written request and payment of an appropriate processing fee.

APPENDIX A

INTERLEUKIN GENETICS, INC.

2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Interleukin Genetics, Inc. 2004 Employee, Director and Consultant Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.001 par value per share.

Company means Interleukin Genetics, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)           If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)           If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)           If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan.  As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Interleukin Genetics, Inc. 2004 Employee, Director and Consultant Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan.  The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Grant  means a grant by the Company of Shares under the Plan.

Stock Grant Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Stock Right means a right to Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option or a Stock Grant.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate.  The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.

3.	SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be 4,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan.  If an Option ceases to be “outstanding”, in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan.  Any Option shall be treated as “outstanding” until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator.  Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights;

c.
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year.

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e.
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Options or Shares acquired upon exercise of Options.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs.  Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.  In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it.  Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted.  Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right.  ISOs may be granted only to Employees.  Non-Qualified Options and Stock Grants may be granted to any Employee, director or consultant of the Company or an Affiliate.  The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.  The Option Agreements shall be subject to at least the following terms and conditions:

A.
Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.
Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

b.	Each Option Agreement shall state the number of Shares to which it pertains;

c.
Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

d.
Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

B.
ISOs:  Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.
Limitation on Yearly Exercise:  The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)
Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)	Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)
Each Stock Grant Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue and the purchase price therefore, if any.

8.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement.  Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement.  Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c)  at the discretion of the Administrator, by delivery of the grantee’s personal note, for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be).  In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.  The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a  Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

9.	ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement.  Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement.  In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

11.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement or Stock Grant Agreement.  Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO.  The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph.  Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

12.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.
A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.
Except as provided in Subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.
The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.
A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.
For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate.  The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.
“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination.  If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d.
Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled.  The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination).  If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b.
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died.  The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

16.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.
For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate.  The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.
“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination.  If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.
Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability:  to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled.  The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination).  If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

20.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate:  to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died.  The proration shall be based upon the number of days accrued prior to the Participant’s death.

21.          PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.
The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.
At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

22.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

23.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Option Agreement or Stock Grant Agreement:

A.           Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events.

B.           Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any.  In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C.           Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

D.           Modification of ISOs.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

24.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights.  Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion.  At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.  Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action.  The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law).  For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise.  If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.  The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

28.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO.  A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code.  If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

29.	TERMINATION OF THE PLAN.

The Plan will terminate on March 4, 2014, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders.  The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.

30.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company.  The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers.  Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval.  Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her.  With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan.  In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

31.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees** 01 Lewis H. Bender	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Lewis H. Bender is a Class II director to be elected for a three-year term expiring at our 2014 annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000104493_1 R1.0.0.11699

INTERLEUKIN GENETICS, INC.
135 Beaver Street
Waltham, MA 02452

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
June 16, 2011
Interleukin Genetics, Inc.
THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 29, 2011 in connection with the Annual Meeting of Stockholders of Interleukin Genetics, Inc. to be held at 10:00 am on Thursday, June 16, 2011 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, MA 02111 and hereby appoints Lewis H. Bender and Eliot M. Lurier, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Capital Stock of Interleukin Genetics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

If you wish to vote by telephone or internet, please read the directions on the [reverse side/following page/below].

Address Changes/Comments:

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Mark, sign & date your proxy card & return it promptly in the enclosed envelope

0000104493_2 R1.0.0.11699